UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Nortech Systems Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held May 3, 2017

TO THE SHAREHOLDERS OF NORTECH SYSTEMS INCORPORATED:

The Annual Meeting of Shareholders of Nortech Systems Incorporated (the “Company”) will be held at the Company’s office at 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369, on May 3, 2017, at 3:00 p.m., for the following purposes:

1. To elect eight members of the Board of Directors to serve for a one-year term and until their successors are elected and qualify;

2.  To approve, on an advisory basis, the compensation of our named executive officers (referred to as the “Say-on-Pay” proposal);

3. To approve the Company’s 2017 Stock Incentive Plan;

4. To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for fiscal 2017; and

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 8, 2017, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

Important Notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 3, 2017: The Notice and Proxy Statement and Annual Report on Form 10-K are available online at www.proxyvote.com.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

Your attention is called to the accompanying Proxy Statement.

By Order of the Board of Directors
March 24, 2017	Martin R. Rosenbaum
Secretary

Nortech Systems Incorporated

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS, MAY 3, 2017

This Proxy Statement is furnished to shareholders of NORTECH SYSTEMS INCORPORATED, a Minnesota corporation (the “Company”), in connection with the solicitation on behalf of the Company’s Board of Directors of proxies for use at the annual meeting of shareholders to be held at the Company’s office at 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369, on May 3, 2017, at 3:00 p.m., and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The address of the principal executive office of the Company is 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369.  We will begin mailing this proxy statement and proxy card to shareholders on or about March 24, 2017.

SOLICITATION AND REVOCATION OF PROXIES

The Company will pay the costs and expenses of solicitation of proxies. In addition to the use of the mails, directors, officers and regular employees of the Company may solicit proxies personally or by telephone or letter with extra compensation. The Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy materials to principals and obtaining their proxies.

Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in this form may revoke it at any time before it is exercised by (i) giving written notice of revocation to the Secretary of the Company, (ii) delivering a duly executed proxy bearing a later date, or (iii) voting in person at the annual meeting.  Such proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specifications indicated on the proxy.

VOTING RIGHTS AND REQUIREMENTS

Only shareholders of record as of the close of business on March 8, 2017, will be entitled to sign proxies or to vote. On that date, there were 2,747,831 shares issued, outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares present in person or by proxy at the meeting is required to transact business, and constitutes a quorum for voting on items at the meeting. If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will be counted as being present at the meeting in determining the quorum, but neither will be counted as a vote in favor of a matter. A “broker non-vote” is a proxy submitted by a bank, broker or other custodian that does not indicate a vote for some of the proposals because the broker does not have or does not exercise discretionary voting authority on certain types of proposals and has not received instructions from its client as to how to vote on those proposals.

Vote Required

Election of Directors.  The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy and entitled to vote at this annual meeting is required for the election to the Board of each of the nominees for director. Shareholders do not have the right to cumulate their votes in the election of directors. “Plurality” means that the individuals who receive the greatest number of votes cast “For” are elected as directors. The approval of the number of directors requires the affirmative vote of a majority of the votes cast at the meeting by shareholders who are entitled to vote.

Say-on-Pay.  The advisory vote on executive compensation in PROPOSAL 2 is not binding on us; however, we will consider the shareholders to have approved our executive compensation if the number of shares voted “For” the proposal exceed the number of shares voted “Against” the proposal. A shareholder who abstains with respect to this proposal will have no effect on its outcome.

Approval of the Company’s 2017 Stock Incentive Plan.  The consideration and vote upon a proposal to approve the Company’s 2017 Stock Incentive Plan. The approval of the 2017 Stock Incentive Plan requires the affirmative vote from the majority of shares present and entitled to vote either in person or by proxy.

Appointment of Independent Auditor.  The ratification of the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for fiscal 2017 requires the affirmative vote of a majority of the votes cast at the meeting by shareholders who are entitled to vote. An abstention by a shareholder with respect to this proposal will have the same effect as a vote “Against” the proposal.

Routine Versus Non-Routine Matters.  Brokers can vote on their customers’ behalf on “routine” proposals such as PROPOSAL 4, the ratification of appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm.  Brokers cannot vote on their customers’ behalf on “non-routine” proposals such as PROPOSAL 1, the election of directors, PROPOSAL 2, the advisory vote on executive compensation, and PROPOSAL 3, the vote to approve the 2017 Stock Incentive Plan. Because brokers require their customers’ direction to vote on such non-routine matters, it is critical that shareholders provide their brokers with voting instructions.

Effect of Broker Non-Votes.  If you hold your shares in street name and do not provide voting instructions to your bank, broker or other custodian, your shares will not be voted on PROPOSAL 1, PROPOSAL 2, or PROPOSAL 3, which are proposals on which your broker does not have or does not exercise discretionary authority to vote (a “broker non-vote”), such as may be the case with other non-routine matters for which you do not provide voting instructions. A broker non-vote on any of the proposals presented at the annual meeting will have no effect on the outcome of the proposal.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of eight members. The Board has nominated the individuals below to be elected at the meeting. All of the nominees are presently directors of the Company. Proxies solicited by the Board will, unless otherwise directed, be voted for the election of the following eight nominees:

Kathleen P. Iverson

Michael J. Kennedy

David B. Kunin

Kenneth D. Larson

Ryan P. McManus

William V. Murray

Richard W. Perkins

Richard G. Wasielewski

Following is information regarding the nominees:

Name:	Age:	Position:	Director Since:
Kathleen P. Iverson	61	Director	2015
Michael J. Kennedy	47	Director	2015
David B. Kunin	57	Chairman of the Board of Directors	2015
Kenneth D. Larson	76	Director	2002
Ryan P. McManus	44	Director	2016
William V. Murray	56	Director	2016
Richard W. Perkins	86	Director	1993
Richard G. Wasielewski	65	President, Chief Executive Officer and Director	2014

Kathleen P. Iverson.  Ms. Iverson is currently the CEO (consulting) of Black Hills IP, a provider of IP, paralegal and trademark services since October of 2014. Ms. Iverson currently serves on the board of directors of MOCON Inc., which develops, manufactures and markets measurement, analytical and monitoring products for the barrier packaging, food and pharmaceutical markets.  She previously served as a director of Speed Commerce, Inc., a provider of end-to-end e-commerce services from 2008 until 2014. Ms. Iverson served as President and CEO of CyberOptics Corporation, a designer and manufacturer of optical process control sensors and measurement inspection systems used in the electronic assembly and semiconductor industries, from January 2003 until her retirement in January 2014. Ms. Iverson held a variety of positions with CyberOptics beginning in 1998; she was a director from May 1998 through January 2014, and she was Chairman of the Board from August 2009 through January 2014. Ms. Iverson brings to our Board her experience and knowledge from her executive and board positions and strong experience in the electronics manufacturing industry.  Ms. Iverson has been a director of the Company since March 2015 and is Chair of the Audit Committee and a member of the Compensation Committee.

Michael J. Kennedy.  Mr. Kennedy is currently the Vice President of Americas Sales & Global Marketing of Wesco Aircraft Holdings, Inc., a provider of supply chain management solutions to the global aerospace and defense industries, since October 2016. His prior roles at Wesco Aircraft include Vice President of Global Business Development and Marketing from October 2015 to September 2016 and Vice President Sales, Electronic Products, from November 2014 to September 2015.  Prior to joining Wesco, Mr. Kennedy served as Vice President of Asset and Supplier Marketing of WPG Americas, Inc., a large distributor of electronic components, from May 2013 to November 2014. From May 1994 to February 2013, Mr. Kennedy held increasingly senior positions at Arrow Electronics, Inc. and was most recently the Vice President EMEA PEMCO Engineering and Marketing. Mr. Kennedy brings to our Board his experience and knowledge from twenty-one years in the electronics products distribution and supply chain management industries. Mr. Kennedy has been a director of the Company since May 2015.

David B. Kunin.  Mr. Kunin is currently the chief executive officer of Beautopia LLC, a beauty products manufacturing business, since 1998.  From 1997 until October 2011 he served as a director of Regis Corporation, the world’s largest owner and franchisor of hair salons.  He spent ten years in sales and senior management positions for computer companies, contract manufacturing and printed circuit board fabrication.  He serves as president of a family holding company, Curtis Squire, Inc., the owner of 49% of the Company’s outstanding common stock. Mr. Kunin has been a director of the Company since May 2014 and has been the Company’s Chairman of the Board since May 2015.  Mr. Kunin brings to our Board his experience in the contract manufacturing and printed circuit board businesses as well as his twenty years’ business perspective, including as a director of large publicly traded businesses.

Kenneth D. Larson.  Mr. Larson is currently the chief executive officer of Classic Space and was chairman of the board for Restaurant Technologies, Inc., an installer of automated cooking oil systems for the fast food restaurant industry, from 1999 until the company was sold in June 2011.   Mr. Larson was president and chief operating officer of Polaris Industries, a leader in sales and service to the ATV and snowmobile industries, from 1988 to 1998. Mr. Larson has gained firsthand experience in corporate financial performance and all aspects of manufacturing within multidivisional operations.  He has been a director of the Company since 2002 and is Chairman of the Compensation Committee and member of the Nominating and Governance Committee. He served on the board of Feather Lite, Inc. a publicly held company until it was acquired in 2006.  Mr. Larson brings to our Board his experience and knowledge from both his past executive positions and strong manufacturing background.

Ryan P. McManus.  Mr. McManus is a recognized as a global leader in the field of digital business strategy.  He is currently the Senior Vice President of Partnerships at EVRYTHNG, a Smart Products IoT Platform company. McManus was with Accenture Strategy from 2010 to 2015 and during that time he founded the Accenture’s Digital Business Strategy practice and also served as the Accenture Strategy chief operating officer and a leader in the firm’s Corporate Strategy, M&A and International Expansion practices.  After starting out in 1995 in Chicago with Andersen, in 2002 he joined PriceWaterhouseCoopers as Director of Strategy and Operations and then in 2009 formed RPM Global Advisors delivering strategy, product development and international growth services before joining Accenture.  He has worked with large and small companies on digital business, new venture, and global strategies across industrial, technology, financial services, pharma, health, professional services, retail, and government sectors.  He is the author of several publications and a frequent presenter at summits, forums and institutions in the field of digital and business strategy.  Mr. McManus brings to our Board his experience and knowledge as a global leader in business strategy.  He has been a director since 2016 and is a member of the Compensation Committee and Nominating and Governance Committee.

William V. Murray. Mr. Murray is currently the president and chief executive officer of Medical Device Innovation Consortium, a public-private partnership between industry, non-profits and government focused on re-engineering the regulated medical device innovation process, since August 2013.  Mr. Murray currently serves on the boards of MDIC, ILT, and Sonex Health.  From June 2012 to June 2013, he was the chief executive officer of Envoy Medical, a commercial-stage medical technology company that manufactures a fully implantable hearing device.  Mr. Murray served on the board of directors of MTS Systems, Inc., a publicly traded company, from April 2010 to February 2014 and was interim president and chief executive officer of MTS Systems, Inc. from August 2011 to May 2012.  Mr. Murray served as president and chief executive officer and as a member of the board of directors of ReShape Medical, Inc. from 2008 to 2010.  After 18 years (1985-2003) with Medtronic Inc. holding various positions of increasing responsibilities from engineer to senior global executive, Mr. Murray also held executive leadership positions with Envoy Medical, VIASYS and Applied Biosystems before starting his own consulting firm in 2006.  Mr. Murray brings to our Board his experience and knowledge from both his executive positions in the medical device industry and as a director of a publicly owned company.  He has been a director since 2016 and is a member of the Audit Committee.

Richard W. Perkins.  Mr. Perkins has served since 1985 as president, chief executive officer and a director of Perkins Capital Management, Inc., a registered investment advisor. He has been a director of the Company since 1993 and is the chairman of the Nominating and Governance Committee and member of the Audit Committee. Mr. Perkins serves as a director for several privately held companies.  At certain times during the past five years he has served as a director for CNS, Inc., PW Eagle, Inc., Lifecore Biomedical, Inc., Vital Images, and Synovis Life Technologies, Inc. With his varied experiences as a director and investment manager working in the financial markets, Mr. Perkins has gained firsthand knowledge and experience in audit and internal controls over financial reporting and related matters dealing with shareholders and governance issues.

Richard G. Wasielewski.  Mr. Wasielewski has been Chief Executive Officer and a director of the Company since January 1, 2014, and has been President since February 13, 2013. Previously, he was senior vice president and chief financial officer of the Company since April 2004, when he joined the Company.

DIRECTORS MEETINGS

There were five meetings of the Board of Directors during the last fiscal year.  All directors acting that year attended all the meetings of the Board and committees of the Board on which such director served, either in person or telephonically.

The Board of Directors has established a Nominating and Corporate Governance Committee, a Compensation Committee, and an Audit Committee.  The members of the Nominating and Corporate Governance Committee are Messrs. Kennedy, Larson, McManus and Perkins. The members of the Compensation Committee are Ms. Iverson and Messrs. Kennedy, Larson and McManus. The members of the Audit Committee are Ms. Iverson and Messrs. Kennedy, Murray and Perkins.  The Board of Directors has determined that Ms. Iverson and Messrs. Kennedy, Larson McManus, Murray and Perkins are independent directors under the rules established by the Securities and Exchange Commission and the Marketplace Rules of The NASDAQ Stock Market (“NASDAQ”).  Further, the Board has determined that Ms. Iverson is an “audit committee financial expert” as defined by applicable regulations of the Securities and Exchange Commission.  In the last fiscal year the Audit Committee met four times, the Compensation Committee met four times, and the Nominating and Corporate Governance Committee met three times.  The charters of all committees are posted on the Company’s website at www.nortechsys.com.  We encourage Board members to attend the annual meeting of shareholders.  All the Company directors serving on the Board of Directors at the time of the Company’s 2016 annual meeting were in attendance.

BOARD LEADERSHIP STRUCTURE

The Board has determined that the positions of Chairman of the Board and Chief Executive Officer should be held by different persons.  The Board believes that this leadership structure has enhanced the Board’s oversight of, and independence from, the Company’s management and the Board’s ability to carry out its roles and responsibilities on behalf of the shareholders.

RISK OVERSIGHT

Management and the Company’s outside counsel discuss risks, both during Board meetings and in direct discussions with Board members.  These discussions identify Company risks which are prioritized and assigned to the appropriate Board committee or the full Board for oversight.  Internal control and financial risks are overseen by the Audit Committee; compensation risks are overseen by the Compensation Committee; CEO succession planning is overseen by the Governance and Nominating Committee; and compliance risks are typically overseen by the full Board.  Management regularly reports on each such risk to the relevant committee or the Board, and material risks identified by a relevant committee are then presented to the full Board.  The Company’s risk management program as a whole is reviewed annually at a meeting of the Board.  Additional review or reporting on Company risks is conducted as needed or as requested by the Board or committee.

EXECUTIVE OFFICERS

The Executive Officers of the Company are as follows:

Name	Age	Position
Richard G. Wasielewski	65	President, Chief Executive Officer and Director
Curtis J. Steichen	60	Senior Vice President, Chief Marketing and Sales Officer
Paula M. Graff	60	Vice President and Chief Financial Officer

Mr. Wasielewski joined the Company in April 2004 as Vice President and Chief Financial Officer.  He was appointed President and Chief Operating Officer in February 2013 and Chief Executive Officer on January 1, 2014.

Mr. Steichen has been Chief Marketing and Sales Officer since January 2012.  He has held senior marketing and operational positions with the Company since May 2005.

Ms. Graff joined the Company in May 2013 as Director of Finance.  She was appointed Vice President and Chief Financial Officer on January 1, 2014.  In November 2016, Ms. Graff notified the Company of her intention to retire in 2017 and retain her current position until a successor has been named.  She will assist with an orderly transition.  The Company has initiated a search to identify Ms. Graff’s replacement; she will remain an advisor to the Company for a period of time, thereafter.

COMPENSATION COMMITTEE

The Compensation Committee is composed of the independent outside directors whose names appear below.  The Committee has a charter which is available on the Company’s website (www.nortechsys.com). The Committee determines the compensation of executive officers of the Company. Compensation for executive officers includes four elements: base salaries, bonuses, share-based compensation and equity appreciation rights.  Salaries are based on factors such as the individual’s level of responsibility and the amount of salary paid to executives with similar responsibilities in comparable companies.  Bonuses are awarded based on a combination of the executive’s success in meeting certain pre-established individual goals and the Company’s performance in meeting certain financial goals.  All share-based compensation and equity appreciation rights plans are designed to increase the incentive for an executive’s interest in the Company’s success as measured by the market value of its stock or other financial-related measures and to align the interests of the executives with those of the Company’s shareholders.

The Chief Executive Officer’s base compensation for 2016 was established under an employment agreement executed in 2014.  It was determined that the total compensation of the Chief Executive Officer was comparable to compensation of chief executive officers of comparable companies.  The base compensation of the other executive officers was set at the level necessary to attract and retain executives performing the functions being performed by such executives.

Upon shareholder approval of the 2017 Stock Incentive Plan, the Committee will evaluate the appropriate amounts and timing of awards under that Plan to be granted to the executive officers, key employees and directors.

Kenneth D. Larson, Chair
Kathleen P. Iverson
Michael J. Kennedy
Ryan P. McManus

Members of the Compensation Committee

EXECUTIVE COMPENSATION

2016 Summary Compensation Table

The table below shows the compensation of the Company’s Chief Executive Officer and each of the other two most highly compensated executive officers for services to the Company in 2016 and 2015.

Name and Principal Position	Year	Salary $	Non-Equity Incentive Plan Compensation $ (1)	All Other Compensation $ (2)	Total $
Richard G. Wasielewski	2016	279,500	10,117	71,352	360,969
Chief Executive Officer	2015	278,923	10,117	50,204	339,244

Curtis J. Steichen	2016	210,000	10,117	53,301	273,418
Senior Vice President	2015	209,615	10,117	10,725	230,457

Paula M. Graff	2016	185,000	—	50,020	235,020
Chief Financial Officer	2015	184,615	—	47,425	232,040

(1)            Represents amounts earned on redeemed units under the Equity Appreciation Rights Plan.  Under this Plan, the Company may award equity appreciation rights units to employees or directors that give the holder the right to receive a cash payment equal to the appreciation in book value per share of common stock from the designated base date to the redemption date.  The units are subject to redemption by the Company 36 months after the designated base date.  Additional information regarding the grants of equity appreciation rights to the named executive officers is included below these footnotes.  This column would also include cash bonus amounts accrued under the Company’s Annual Incentive Compensation Plan; however, there were no such amounts accrued in 2016 or 2015.

(2)            Represents amounts accrued under the Executive Life Insurance Plan for executive officers. Pursuant to this Plan, the Company will pay a bonus to each officer equal to 15% of the officer’s base annual salary, as well as an additional bonus to cover federal and state income taxes incurred by the officer with respect to the 15% bonus. The officers are required to purchase life insurance and retain ownership of the life insurance policy once it is purchased. The Plan provides a five-year vesting schedule in which the officers vest in their bonus at a rate of 20% each year. Should an officer terminate employment prior to the fifth year of vesting, that officer must reimburse the Company for any unvested amounts.

The Company entered into an employment agreement (the “Employment Agreement”) with Mr. Wasielewski on March 15, 2014. The term of the Employment Agreement was originally 24 months, with a provision for automatic renewals for an additional 12 months unless either party gives written notice one hundred eighty (180) days prior to the end of the term. The Employment Agreement is currently effective through March 15, 2018. The Employment Agreement provides (a) for a base salary subject to increases related to the Company’s general executive pay schedule during the term of the agreement, (b) that Mr. Wasielewski will participate in any incentive plan for which the Company determines he is eligible, and (c) that if he becomes unable to perform his duties because of illness or other incapacity during the term of the agreement, his compensation and his medical, dental and life insurance shall be continued for a period of 24 months. If the Company terminates his employment under the Employment Agreement for any reason not due to his illegal conduct, he will receive severance compensation equal to his base salary and bonus at the time of termination for a period of 12 months or the balance of the contract term, whichever is greater, and he will continue to participate in all of Nortech’s fringe benefit programs in which he was participating at the time of termination for 12 months or the balance of the contract term, whichever is greater. The Employment Agreement also provides that if Mr. Wasielewski initiates the termination of employment, he will not for a period of one year following his termination of employment, anywhere in the United States or Mexico, engage in any business or in any manner be connected with or employed by any organization in direct competition with the Company’s business.

The following table sets forth as of December 31, 2016, the outstanding grants of equity appreciation rights, including the grant dates, base dates, redemption dates and number of units granted to each of the named executive officers (“NEOs”).

Name	Grant Date	Base Date	Redemption Date	Units
Richard G. Wasielewski	2/13/2013	12/31/2014	12/31/2017	25,000
	2/13/2013	12/31/2015	12/31/2018	50,000
	2/13/2013	12/31/2016	12/31/2019	50,000

Curtis J. Steichen	2/13/2013	12/31/2014	12/31/2017	25,000
	2/13/2013	12/31/2015	12/31/2018	50,000
	2/13/2013	12/31/2016	12/31/2019	50,000

Paula M. Graff	1/1/2014	12/31/2014	12/31/2017	25,000

The value of the aggregate outstanding equity appreciation awards to these individuals as of December 31, 2016, was as follows: Messrs. Wasielewski and Steichen each $9,936, Ms. Graff $4,745.

OUTSTANDING EQUITY AWARDS AT 2016 FISCAL YEAR END

Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price $	Option Expiration Date
Paula M. Graff	5,250	(1)	—	5.65	12/11/2023

(1)   Stock options granted on December 11, 2013, which vested and became 100% exercisable on December 11, 2014.

Potential Payments Upon Termination Or Change-In-Control

Each of the NEOs has entered into a change of control agreement with the Company. Under the agreement, in the event of an involuntary termination of any of the NEOs after a change in control of the Company, each officer would receive for 36 months (or in a lump sum, at the officer’s option) his or her base salary, annual bonus at time of termination, and continued participation in the Company’s health, disability and life insurance plans, and additionally up to $10,000 for professional outplacement services. Assuming that the triggering event took place on December 31, 2016, the amounts payable to the NEOs would be as follows:

Richard G. Wasielewski	$1,054,351
Curtis J. Steichen	$794,664
Paula M. Graff	$701,252

2016 Director Compensation

	Fees Paid	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Total
Kathleen P. Iverson	$33,500	—	—	—	33,500
Michael J. Kennedy	30,000	—	—	—	30,000
David B. Kunin	30,000	—	—	—	30,000
Kenneth D. Larson	32,500	—	—	—	32,500
Ryan P. McManus	18,000	—	—	—	18,000
William V. Murray	18,000	—	—	—	18,000
Richard W. Perkins	33,000	—	—	—	33,000

Non-employee Board members earned a cash retainer for their service on the Board of Directors and fees for each Board or committee meeting attended. For the 2016 fiscal year, each director earned a retainer of $25,000 and meeting fees of $1,000 per Board meeting and $1,000 per committee meeting. The chairperson of our Board of Directors did not earn an additional retainer. The chairperson of our Audit Committee earned a retainer of $3,000, the chairperson of our Compensation Committee earned a retainer of $2,500, and the chairperson of our Nominating and Governance Committee earned a retainer of $1,500.

Our Compensation Committee approved increases in director compensation for 2017.  For the 2017 fiscal year, each director’s cash retainer is increased to $27,000, with no increase in the meeting fees of $1,000 per Board meeting and $1,000 per committee meeting. The chairperson of our Board of Directors will earn an additional cash retainer of $25,000. The chairperson of our Audit Committee’s retainer is increased to $5,000, the chairperson of our Compensation Committee’s retainer is increased to $3,500, and the chairperson of our Nominating and Governance Committee’s retainer is increased to $2,000.

The aggregate number of stock option awards outstanding on December 31, 2016, for each of the above-named directors are as follows:

Options
Mr. Kunin	—
Mr. Larson	11,250
Mr. Perkins	11,250

In addition to the compensation described above, each of the non-employee directors received a grant of equity appreciation rights under the Equity Appreciation Rights Plan on August 3, 2016. Under this Plan, the Company may award equity appreciation rights units to employees or directors that give the holder the right to receive a cash payment equal to the appreciation in book value per share of common stock from the designated base date to the redemption date.  The units are subject to redemption by the Company 36 months after the designated base date.  Information about such grants and the equity appreciation rights units outstanding on December 31, 2016, for each of the above-named directors is as follows:

Name	Grant Date	Base Date	Redemption Date	Units
Ms. Iverson	3/16/2015	1/1/2015	1/1/2018	4,167
	8/3/2016	1/1/2016	1/1/2019	5,000
Mr. Kennedy	3/16/2015	1/1/2015	1/1/2018	3,333
	8/3/2016	1/1/2016	1/1/2019	5,000
Mr. Kunin	3/16/2015	1/1/2015	1/1/2018	5,000
	8/3/2016	1/1/2016	1/1/2019	5,000
Mr. Larson	3/16/2015	1/1/2015	1/1/2018	5,000
	8/3/2016	1/1/2016	1/1/2019	5,000
Mr. McManus	8/3/2016	1/1/2016	1/1/2019	3,333
Mr. Murray	8/3/2016	1/1/2016	1/1/2019	3,333
Mr. Perkins	3/16/2015	1/1/2015	1/1/2018	5,000
	8/3/2016	1/1/2016	1/1/2019	5,000

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Company has established a Nominating and Corporate Governance Committee of the Board of Directors.  The Nominating and Corporate Governance Committee advises the Board concerning appropriate composition of the Board and its committees, identifies and recommends qualified individuals, and oversees corporate governance guidelines applicable to the Company.  All the members of this Committee are independent as defined in the NASDAQ Marketplace Rules.

Shareholder Nominees

The Committee has adopted a policy of considering director candidates recommended by shareholders.  Any shareholder desiring to submit such a recommendation should transmit the candidate’s name and qualifications in a letter addressed to:

Nominating and Corporate Governance Committee
Nortech Systems Incorporated
7550 Meridian Circle N., Suite 150
Maple Grove, MN 55369

Director Qualifications

The Company’s directors play a critical role in overseeing the management of the Company and its strategic direction.  Qualifications for candidates are based on various criteria, such as broad business and professional skills and experiences as management or directors of other companies.  Director candidates are expected to have the necessary time available to perform their duties and responsibilities to the Company.

The Nominating and Corporate Governance Committee and the Board of Directors have established minimum requirements for attracting qualified director candidates as follows: at least 10 years of relevant business experience, ability to read and understand financial statements, no conflict of interest with the Company, and meet the Company’s Code of Business Conduct and Ethics.  The Nominating and Corporate Governance Committee and the Board of Directors retain the right to modify these minimum requirements from time to time.

The Nominating and Corporate Governance Committee and the Board of Directors seek directors with diversity of skills and experiences.  To determine whether the Board has the appropriate diversity or a new member could improve the diversity the following issues are considered:

•                  Skills and experiences that are currently represented on the Board

•                  Desired size of the Board

To determine whether the Board has the appropriate diversity or a new member could improve the diversity the following skills and experiences are considered:

•                  Mergers and acquisitions experience

•                  Financial and compliance expertise

•                  Management and operational experience in the medical device industry and other areas of growth for the Company’s business

•                  Expertise in business strategy, including global strategies

•                  Leadership of a company that has sustained growth

•                  Contract manufacturing expertise

For new candidates, the Nominating and Corporate Governance Committee and the Board of Directors also consider whether the person will provide gender or racial diversity.

Identifying and Evaluating Nominees for Directors

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating qualified nominees for directors. The Committee periodically assesses the appropriate size and needs of the Board and whether any vacancies are anticipated.  If vacancies are anticipated or if the Committee determines that the number of directors should be increased, the Committee considers possible director candidates and follows the director qualification guidelines.  Candidates may come to the Committee’s attention through present Board members, shareholders or other persons.  All candidates will be evaluated by the Committee and the Committee’s recommendations will then be transmitted to the entire Board.  Assessment of candidates will include a variety of issues, including diversity, skills and experience in the fields of finance and banking, accounting, sales and marketing, technology, international, manufacturing, and an understanding of contract manufacturing and the Company’s industry.

SECURITY HOLDERS COMMUNICATIONS WITH THE BOARD

Shareholders may send communications to the Company’s Board of Directors, or to any individual Board member, by means of a letter to such individual Board member or the entire Board addressed to:

Board of Directors (or named Board member)
Nortech Systems Incorporated
7550 Meridian Circle N., Suite 150
Maple Grove, Minnesota 55369

If a shareholder is unsure as to which category the concern relates, the security holder may communicate it to any one of the independent directors in care of Chief Financial Officer at the address of our principal executive offices listed above. All shareholder communications sent in care of our Chief Financial Officer will be forwarded promptly to the applicable director(s).

REPORT OF AUDIT COMMITTEE

The Board of Directors of the Company has adopted a charter for the Audit Committee. The charter charges the Audit Committee with the responsibility for, among other things, reviewing the Company’s audited consolidated financial statements and the financial reporting process. The Company’s management is responsible for the Company’s internal controls and the financial reporting process, including the system of internal controls.  The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with generally accepted U.S. accounting principles.

In carrying out their responsibility, the Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended December 31, 2016. The Audit Committee has also discussed the audited consolidated financial statements with RSM US LLP and affiliates (“RSM”), who served as our independent auditor for the 2016 fiscal year, including the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, “Communications with Audit Committees,” and received the written disclosures and the letter from RSM required by Rule 3526 of the Public Company Accounting Oversight Board, “Communications With Audit Committees Concerning Independence”, and has discussed with RSM their independence. The Audit Committee has also considered whether RSM provided non-audit services during the last fiscal year which could impact their independence. No such services were provided by RSM.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2016.

The members of the Audit Committee are “independent” under the rules of the Securities and Exchange Commission and the NASDAQ listing standards.

Kathleen P. Iverson, Chair
Richard W. Perkins
Michael J. Kennedy
William V. Murray

Members of the Audit Committee

PROPOSAL 2
APPROVAL OF ADVISORY VOTE ON COMPENSATION OF
NAMED EXECUTIVE OFFICERS

We are providing shareholders with the opportunity to vote at the annual meeting on the following advisory resolution regarding the compensation of our NEOs as described in this Proxy Statement (commonly referred to as “Say-on-Pay”):

“RESOLVED, that the shareholders of Nortech Systems Incorporated approve, on an advisory basis, the compensation paid to the Company’s NEOs as disclosed in the compensation tables and narrative discussion contained in the ‘Executive Compensation’ section in this Proxy Statement.”

Our executive compensation programs are based on our belief that attracting, retaining and motivating talented executives is critical to the maintenance of our competitive advantage in the electronic contract manufacturing industry and to the achievement of the business goals set by the Board of Directors.  Accordingly, our executive compensation programs are designed to reward executives for achievement of our pre-determined financial and business goals, while also aligning our executives’ interests with those of our shareholders. We believe that we best achieve these goals by providing our executives with a mix of compensation elements that incorporate cash and equity, as well as short-term and long-term components, and that are tied to our business goals.

This advisory vote will not affect any compensation already paid or awarded to our NEOs and will not be binding on the Board of Directors or the Compensation Committee. However, the Compensation Committee will review and carefully consider the outcome of the vote. If there are a significant number of negative votes, the Compensation Committee will seek to understand the concerns that influenced the vote and consider them in making future executive compensation decisions.

Upon recommendation of the Compensation Committee of the Board, the Board unanimously recommends a vote FOR the approval of the compensation of our NEOs.

PROPOSAL 3
APPROVAL OF THE NORTECH SYSTEMS INCORPORATED 2017 STOCK INCENTIVE PLAN

In March 2017, the Company’s Board of Directors approved the Nortech Systems Incorporated 2017 Stock Incentive Plan, which we refer to as the Plan, subject to adoption by its shareholders at the Annual Meeting. The purpose of the Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives designed to attract, retain and motivate employees, certain key consultants and directors of the Company.

If this proposal is approved by our shareholders, the Plan will become effective upon the date of the Annual Meeting.

Description of the Plan

The material features of the Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the Plan, which is appended to this proxy statement as Appendix A. Shareholders are urged to read the actual text of the Plan in its entirety.

Eligibility. Our employees, directors and consultants are eligible to participate in the Plan.

Administration. The Plan is administered by our Board of Directors, which may in turn delegate authority to administer the Plan to a committee. Our Board of Directors has delegated authority to administer the Plan to the Compensation Committee, but may, at any time, revest in itself some or all of the power previously delegated to the

Compensation Committee. The Board of Directors is considered to be a plan administrator for purposes of this proposal. Subject to the terms of the Plan, the plan administrator may determine the recipients, numbers and types of awards to be granted, and the terms and conditions of the awards, including the period of their exercisability and vesting.

Shares Available for Awards. If this proposal is approved, the aggregate number of shares of our common stock reserved for issuance under the Plan will not exceed 350,000 shares.

If a stock option or stock appreciation right, or SAR, granted under the Plan expires or is terminated or canceled unexercised as to any shares of common stock, such shares shall be added back to the Plan share reserve and shall be available again for issuance under the Plan. If the full number of shares subject to a performance share award or other performance based-stock award (other than a stock option or SAR) is not issued by reason of failure to achieve maximum performance goals, the number of shares not issued shall be added back to the Plan share reserve and shall be available again for issuance under the Plan. If shares of common stock are issued as performance shares, restricted stock or pursuant to another stock award and thereafter are forfeited or reacquired by the Company because of the failure to meet a contingency or condition required to vest such shares in the participant, then the shares that are forfeited or repurchased shall be added back to the Plan share reserve and shall be available again for issuance under the Plan. Shares withheld or deducted from an incentive in satisfaction of tax withholding obligations on an incentive or as consideration for the exercise or purchase price of an incentive will not be added back to the Plan share reserve and will not again become available for issuance under the Plan.

Types of Awards. Incentives under the Plan may be granted in any one or a combination of the following forms: incentive stock options and non-statutory stock options, stock appreciation rights, stock awards, restricted stock awards and restricted stock unit awards, performance share and performance cash awards, and other forms of incentives valued in whole or in part by reference to, or otherwise based on, our common stock, including the appreciation in value thereof.

Stock Options. Non-qualified and incentive stock options may be granted to eligible participants to purchase shares of common stock from the Company. The Plan confers on the Board of Directors the discretion, with respect to any such stock option, to determine the term of each option, the time or times during its term when the option becomes exercisable and the number and purchase price of the shares subject to the option, provided that the purchase price shall be not less than the fair market value of the common stock subject to the option on the date of grant.

Stock Appreciation Rights. A stock appreciation right, or SAR, is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is equal to the aggregate amount of the appreciation in the shares of common stock as to which the SAR is exercised. For this purpose, the “appreciation” in the shares consists of the amount by which the fair market value of the shares of common stock on the exercise date exceeds (a) in the case of an SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of an SAR granted alone, without reference to a related stock option, an amount determined by the Committee at the time of grant. The Board of Directors has the discretion to determine the number of shares as to which an SAR will relate as well as the duration and exercisability of an SAR.

Stock Awards. Stock awards consist of the transfer by the Company to an eligible participant of shares of common stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award is determined by the Board of Directors.

Restricted Stock and Restricted Stock Units. Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of common stock that are subject to restrictions on their sale or other transfer by the participant which restrictions will lapse after a period of time not less than three years as determined by the Board of Directors. The price at which restricted stock will be sold will be determined by the Board of Directors, and it may vary from time to time and among participants and may be less than the fair market value of the shares at the date of sale. Subject to these restrictions and the other requirements of the Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares. The Plan also permits grants of restricted stock units, which are units that evidence the right to receive shares of common stock at a future date, subject to restrictions that may be imposed by the Board of Directors.

Performance Awards. The Plan allows us to grant cash and stock-based performance awards that may qualify as performance-based compensation that is not subject to the $1 million limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Internal Revenue Code of 1986, as amended (including the regulations promulgated thereunder, the “Code”). Performance awards may be granted, vest or be exercised based upon the attainment during a specified period of time of specified performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Board of Directors, and/or, to the extent consistent with Section 162(m) of the Code, the Compensation Committee or the Board of Directors; provided, however, that any performance period must be at least one year in length.

In granting a performance award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Board of Directors will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Within the time period prescribed by Section 162(m) of the Code, at a time when the achievement of the performance goals remains substantially uncertain (typically no later than the earlier of the 90th day of a performance period and the date on which 25% of the performance period has elapsed), the Board of Directors will establish the performance goals, based upon one or more criteria, which we refer to as performance criteria, enumerated in the Plan and described below.

Performance goals under the Plan will be based on any one or more of the following performance criteria: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total shareholder return; (v) return on equity or average shareholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income; (xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) shareholders’ equity; (xxvii) capital expenditures; (xxviii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an incentive is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board of Directors.

Section 162(m) Limits. Under the Plan, a maximum of 350,000 shares of our common stock may be granted to any one participant during any one calendar year pursuant to stock options, stock appreciation rights and other stock awards whose value is determined by reference to an increase over an exercise price or strike price of at least 100% of the fair market value of our common stock on the date of grant. In addition, the maximum amount covered by performance awards that may be granted to any one participant in any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during a performance period of the performance goals described below) is 350,000 shares of our common stock in the case of performance share awards and $2,000,000 in the case of performance cash awards. Such limits are designed to allow us to grant awards that are exempt from the $1,000,000 limitation on the income tax deductibility of compensation paid per covered employee imposed by Section 162(m) of the Code. If a performance share award is in the form of an option, it will count only against the performance stock award limit. If a performance share award could be paid out in cash, it will count only against the performance stock award limit.

Limitation of Director Awards. Under the Plan, no director who is not also an employee of the Company or its affiliates may be granted incentives denominated in shares that exceed in the aggregate $100,000 in value in any calendar year, except to the extent that the incentive is awarded pursuant to an election by the directors to receive such incentive in lieu of all or a portion of annual and committee retainers and meeting fees.

Repricing; Cancellation and Re-Grant of Stock Awards. Except in connection with certain capitalization adjustments, neither the Board of Directors nor any committee will have the authority to reduce the exercise, purchase or strike price of any outstanding options or SAR under the Plan, or cancel any outstanding options or SARs that have an exercise price or strike price greater than the current fair market value of our common stock in exchange for cash or other incentives under the Plan, unless the shareholders of the Company have approved such an action within twelve months prior to such an event.

Changes to Capital Structure. In the event of certain capitalization adjustments, the Board of Directors will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 162(m) limits; and (iv) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transactions. In the event of a corporate transaction (as defined in the Plan and described below), the Board of Directors may have the discretion to take one or more of the following actions with respect to incentives (contingent upon the closing or consummation of such transaction), unless otherwise provided in the stock award agreement or other written agreement with the participant or unless otherwise provided by the Board of Directors at the time of grant:

•                  arrange for the surviving or acquiring corporation (or its parent company) to assume or continue the award or to substitute a similar stock award for the award (including an award to acquire the same consideration paid to our stockholders pursuant to the corporate transaction);

•                  arrange for the assignment of any reacquisition or repurchase rights held by us with respect to the stock award to the surviving or acquiring corporation (or its parent company);

•                  accelerate the vesting, in whole or in part, (and, if applicable, the exercisability) of the stock award and provide for its termination prior to the effective time of the corporate transaction;

•                  arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to the award;

•                  cancel or arrange for the cancellation of the stock award, to the extent not vested or exercised prior to the effective time of the corporate transaction, in exchange for such cash consideration, if any, as the Board of Directors may consider appropriate; and

•                  cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the corporate transaction, in exchange for a payment, in such form as may be determined by the Board of Directors, equal to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of the stock award immediately prior to the effective time of the corporate transaction, over (ii) any exercise price payable in connection with such exercise; and

•                  make a payment, in such form as may be determined by the Board of Directors equal to the excess, if any, of (a) the value of the property the participant would have received upon the exercise of the incentive immediately prior to the effective time of the corporate transaction, over (b) any exercise price payable by such holder in connection with such exercise.

The Board of Directors is not obligated to treat all stock awards or portions of stock awards in the same manner. The Board of Directors may take different actions with respect to the vested and unvested portions of a stock award.

For purposes of the Plan, a corporate transaction will be deemed to occur in the event of the consummation of (i) a sale or other disposition of all or substantially all of our consolidated assets, (ii) a sale or other disposition of more than 90% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.

Change of Control. In the event of a change of control (as defined in the Plan), the Board of Directors or a comparable committee of any corporation assuming the obligations of the Company under the Plan may, but shall not be obligated to, elect in its discretion to declare that the restriction period of all restricted stock and restricted stock units has been eliminated, that all outstanding stock options and SARs shall accelerate and become exercisable in full but that all outstanding stock options and SARs, whether or not exercisable prior to such acceleration, must be exercised within the period of time set forth in a notice to participants or they will terminate, and that all performance shares granted to participants are deemed earned at 100% of target levels and shall be paid.  The treatment of awards upon a change of control can be varied in the agreements for individual awards or if expressly provided by the Board of Directors at the time of grant of individual awards.

Plan Amendments and Termination. Our Board of Directors may amend, modify, suspend, discontinue or terminate the Plan or any portion of the Plan at any time as it deems necessary or advisable; provided, however, any amendment or modification that (a) increases the total number of shares available for issuance pursuant to incentives granted under the Plan, (b) deletes or limits the prohibition of re-pricing incentives, or (c) requires the approval of the Company’s shareholders pursuant to any applicable law, regulation or securities exchange rule or listing requirement, shall be subject to approval by the Company’s shareholders. In general, however, no amendment, modification, suspension, discontinuance or termination of the Plan shall impair a participant’s rights under an outstanding incentive without his or her written consent.

Transferability of Incentives. Incentives granted under the Plan may not be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder). However, stock options may be transferred by the holder thereof to such holder’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended. During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.

Clawback Policy. All incentives granted under the Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable law. In addition, the Board of Directors may impose other clawback, recovery or recoupment provisions in an award agreement as the Board of Directors determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause.

Retirement. Retirement is defined in the Plan to mean the termination of employment with the Company at any time after (a) the participant has attained the age of 65 years or (b) the participant’s years of service plus attained age equals or exceeds the sum of 80.  Unless the award agreement provides otherwise, if a participant retires, all outstanding restricted stock awards, stock options, SARs and restricted stock units previously granted to the participant will become 100% vested, and the participant shall be entitled to exercise any outstanding stock options and SARs for the remainder of the original term of the stock option or SAR.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options. Generally, there is no taxation upon the grant of a nonstatutory stock option if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionholder is employed by us or one of our affiliates, that income will be subject to withholding taxes. The optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the optionholder’s capital gain holding period for those shares will begin on that date.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionholder.

Incentive Stock Options. The Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code, or an ISO. Under the Code, an optionholder generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionholder holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be a long-term capital gain or loss.

If, however, an optionholder disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionholder generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that stock option generally will be an adjustment included in the optionholder’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards. Generally, the recipient of a restricted stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change of control. If delivery occurs on another date, unless the restricted stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from restricted stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights. We may grant under the Plan stock appreciation rights separate from any other award or in tandem with other awards under the Plan. Where the stock appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

The Board unanimously recommends a vote FOR the approval of the Company’s 2017 Stock Incentive Plan.

PROPOSAL 4
RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board and management of the Company are committed to the quality, integrity and transparency of the Company’s financial reports. In accordance with the duties set forth in its written charter, the Audit Committee of the Company’s Board has appointed Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as the Company’s independent registered public accounting firm for the 2017 fiscal year.  See “Recent Change in Auditor” below.

A representative of Baker Tilly is expected to attend this year’s Annual Meeting, will be available to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she desires to do so.

Recent Change in Auditor

On March 16, 2017, the Audit Committee formally approved the engagement of Baker Tilly as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. On March 16, 2017, the Company informed RSM that it was being dismissed as the Company’s independent registered public accounting firm.

RSM served as our independent auditor from October 2004 to March 2017. The reports of RSM on the Company’s audited consolidated financial statements for the two most recent fiscal years ended December 31, 2016 and December 31, 2015 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2016, and December 31, 2015, and during the subsequent interim period preceding RSM’s dismissal, there were: (i) no disagreements with RSM on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RSM would have caused RSM to make reference to the subject matter of the disagreements in connection with its reports, and (ii) no reportable events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended December 31, 2016 and December 31, 2015, and during the subsequent interim period preceding Baker Tilly’s appointment, neither the Company, nor anyone on its behalf, consulted Baker Tilly with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Baker Tilly concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

On March 20, 2017, we filed with the SEC a Current Report on Form 8-K disclosing the appointment of Baker Tilly as our new independent registered public accounting firm and the related dismissal of RSM from that role.

Fees Billed to Company by Its Independent Registered Public Accounting Firm

For the 2016 and 2015 fiscal years, RSM served as the Company’s independent auditor. The following table presents fees for professional audit services, tax services and other services rendered by RSM and affiliates during fiscal years 2016 and 2015:

	2016	2015
Audit Fees (1)	$258,000	$233,100
Audit-Related Fees (2)	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$258,000	$233,100

(1)                                 Audit fees include fees for the annual audit, interim reviews of the quarterly and regulatory filings.

(2)                                 Audit-related fees are principally for professional services relating to technical accounting consulting and research.

The Audit Committee of the Board of Directors has reviewed the services provided by RSM during fiscal year 2016 and the fees billed for such services. After consideration, the Audit Committee has determined that the receipt of these fees by RSM is compatible with the provision of independent audit services. The Audit Committee discussed these services and fees with RSM and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the Securities and Exchange Commission to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval Policy

The Audit Committee has established a policy for pre-approving the services provided by the Company’s independent registered public accounting firm in accordance with the auditor independence rules of the Securities and Exchange Commission. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by the independent registered public accounting firm and an annual review of the financial plan for audit fees.  All services performed by our independent registered public accounting firm during the fiscal years ended December 31, 2016, and 2015 were pre-approved in accordance with the written charter.

The Board unanimously recommends a vote FOR the ratification of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for fiscal 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 8, 2017, the ownership of Common Stock of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company, by each director and director nominee and by each executive officer identified in the Summary Compensation Table, and by all executive officers, directors and nominees as a group. The parties listed in the table have the voting and investment powers with respect to the shares indicated.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
Kathleen P. Iverson	—		—
Michael J. Kennedy	—		—
David B. Kunin	29,900	(1)	1.1%
Kenneth D. Larson	16,250	(2)	*
Ryan P. McManus	—		—
William V. Murray	500		*
Richard W. Perkins	39,750	(3)	1.4%
Richard G. Wasielewski	26,474		1.0%
Paula M. Graff	8,085	(4)	*
Curtis J. Steichen	2,500		*
All executive officers, directors and nominees as a group	123,459	(5)	4.5%
Group consisting of: Curtis Squire, Inc., Anita Kunin and David B. Kunin (6) 7201 Metro Blvd., Edina MN 55439	1,423,235		51.8%
Group consisting of: Kyle S. Packer, Jason R. Herr, Paul B. Luber, Mutiny Fund I, LP, Neal B. Jannol, Garry Anderly, and Keith Pieper (7)	221,620		8.1%

*Less than 1%

(1)            Includes 29,900 shares held directly by Mr. Kunin. Does not include Mr. Kunin’s beneficial ownership of shares held by Curtis Squire, Inc., as described in note (6).

(2)            Includes 5,000 shares currently outstanding and 11,250 shares not currently outstanding but deemed beneficially owned because of the right to acquire such shares pursuant to options exercisable within sixty (60) days.

(3)            Includes 28,500 shares currently outstanding and 11,250 shares not currently outstanding but deemed beneficially owned because of the right to acquire such shares pursuant to options exercisable within sixty (60) days.

(4)            Includes 2,835 shares currently outstanding and 5,250 shares not currently outstanding but deemed beneficially owned because of the right to acquire such shares pursuant to options exercisable within sixty (60) days.

(5)            Does not include Mr. Kunin’s beneficial ownership of shares held by Curtis Squire, Inc., as described in note (6).

(6)            Curtis Squire, Inc. a corporation controlled by the family of the late Myron Kunin, owns 1,344,066 shares.  Anita Kunin owns 49,269 shares individually. Voting control in the Company’s shares held by Curtis Squire, Inc. is shared by Curtis Squires’ board of directors, whose members are Anita Kunin, David B. Kunin, James Timothy Kunin, Andrew Kunin and William Kunin. Anita Kunin is David B. Kunin’s mother, and David B. Kunin is a member of the Company’s Board of Directors.

(7)            Based on Amendment No. 5 to Schedule 13D filed on June 28, 2016. As of that date, reported beneficial ownership (sole voting and dispositive power) was as follows: Kyle S. Packer, 8,700 shares; Jason R. Herr, 35,000 shares; Paul B. Luber, 56,000 shares; Mutiny Fund I, LP, 35,000 shares; Neal B. Jannol, 57,500 shares; Garry Anderly, 28,855 shares; Keith Pieper, 515 shares; and Tony Burlingame, 50 shares. Messrs. Packer and Herr are also Managing Members of Mutiny Capital, LLC, a Delaware limited liability company (the “General

Partner”), which is the General Partner of Mutiny Fund I, LP.  The group’s address is c/o Kyle S. Packer, 1482 Aqua Vista Drive, Lawrenceburg, Indiana 47025.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS,
AND DIRECTOR INDEPENDENCE

Related Party Transactions

The Company has purchased certain products and services from Printed Circuits, Inc. (“PCI”), which is controlled by certain members of the Kunin family group that beneficially owns a majority of the Company’s outstanding stock, as described in footnote (6) under “Security Ownership of Certain Beneficial Owners and Management.” David Kunin, our Chairman, is one of the controlling shareholders of PCI. In connection with these transactions, the Company has made payments to PCI of $76,180 in 2015 and $8,000 in 2016. The Company expects to continue to purchase products and services from PCI. The Company believes that these transactions are on terms comparable to those that the Company could reasonably expect in an arm’s length transaction with an unrelated third party. The transactions between the Company and PCI have been approved by the Audit Committee as described under “Related Party Transactions Policy” below.

Related Party Transaction Policy

In all cases, we abide by applicable state corporate law when approving all transactions, including transactions involving officers, directors or affiliates. Our policy is to have any related-party transactions (i.e., transactions involving a director, an officer or an affiliate of the Company) be approved by our Audit Committee, which is comprised of Kathleen P. Iverson, Richard W. Perkins, Michael J. Kennedy and William V. Murray.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. With the exception of this filing, and based solely on review of the copies of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2016, and Forms 5 and amendments thereto furnished to the Company with respect to such fiscal year, or written representations that no Forms 5 were required, the Company believes that the following is the list of its officers, directors and greater than ten percent beneficial owners who have failed to file on a timely basis all Section 16(a) filing requirements during the fiscal year ended December 31, 2016: Ryan P. McManus, 1 late report and 1 transaction filed late; William V. Murray, 1 late report and 1 transaction filed late; and Richard Wasielewski, 1 late report and 1 transaction filed late.

2016 ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, is available on the Company’s website at www.nortechsys.com.  You will not receive a printed copy of the Company’s Annual Report on From 10-K unless you specially request one.  Upon such request, the Company will provide without charge a paper copy of the Annual Report, including the financial statements and financial statement schedules.  Please direct such written requests to Mary Dorn, Corporate Controller, at 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Notice of Annual Meeting, Proxy Statement, and the Company’s Annual Report on Form 10-K are available at www.proxyvote.com.

QUORUM AND VOTE REQUIRED

The presence in person or by proxy of the holders of a majority of the voting power of the shares of Common Stock issued, outstanding and entitled to vote at a meeting for the transaction of business is required to constitute a quorum. The election of each director will be decided by plurality votes. As a result, any shares not voted for a director (whether by withholding authority, broker non-vote or otherwise) have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. If your shares are held by a broker or nominee, you should contact such holder to determine if you may vote your shares electronically and, if so, the method and deadline for voting electronically. The deadline for voting electronically is 11:59 p.m. (ET) on May 2, 2017, for all holders — registered or beneficial.  If your shares are held directly and you decide to vote electronically, please follow the directions on your proxy card.

SHAREHOLDER PROPOSALS

Proposals by shareholders (other than director nominations) that are submitted for inclusion in our proxy statement for our 2018 annual shareholders’ meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934. To be timely under Rule 14a-8, a shareholder proposal must be received by the secretary of the Company at 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369, by November 24, 2017. Proposals received by that date will be included in the 2018 proxy statement if the proposals are proper for consideration at an annual meeting and are required for inclusion in the proxy statement by, and conform to, the rules of the Securities and Exchange Commission.

As set forth in Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, if a shareholder does not submit a proposal for inclusion in our proxy statement but does wish to propose an item of business to be considered at an annual shareholders’ meeting (other than director nominations), that shareholder must deliver notice of the proposal at our principal executive offices at least 45 calendar days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting. For our 2018 annual meeting, notices must be received on or before February 7, 2018.

A shareholder may nominate a director for election at the annual meeting or may present from the floor a proposal that is not included in the proxy statement if proper written notice is received by the secretary of the Company at its principal offices in Maple Grove, Minnesota, at least 120 days in advance of the date of the proxy statement for the prior year’s annual meeting. For the 2018 annual meeting, director nominations must be received on or before November 24, 2017. Shareholder proposals that are received by the Company after that date may not be presented in any manner at the 2018 annual meeting.

If the date of our 2018 annual meeting is advanced more than 30 calendar days prior to or delayed by more than 30 calendar days after the anniversary of the 2017 annual meeting, timely notice of shareholder proposals and shareholder nominations for directors may be delivered to or mailed and received at our principal executive offices not later than the close of business on the 10th calendar day following the earlier of the date that we mail notice to our shareholders that the 2018 annual meeting will be held or the date on which we issue a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that the 2018 annual meeting will be held.

OTHER MATTERS

The management does not know of any other matters that may be presented for consideration at the annual meeting of shareholders. If any other matters are properly presented at the meeting, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment.

By Order of the Board of Directors

Martin R. Rosenbaum
Secretary
Minneapolis, Minnesota
March 24, 2017

Appendix A

NORTECH SYSTEMS INCORPORATED

2017 STOCK INCENTIVE PLAN

Effective          , 2017

1.                                      General.

1.1.                            Purpose.  The purpose of the 2017 Stock Incentive Plan (the “Plan”) of Nortech Systems Incorporated (the “Company”) is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives (“Incentives”) designed to attract, retain and motivate Employees, certain key consultants and directors of the Company.  Incentives may consist of opportunities to purchase or receive shares of Common Stock, $0.01 par value per share, of the Company (“Common Stock”) on terms determined under this Plan.

1.2.                            Eligible Participants.  Employees, Directors and Consultants are eligible to receive Incentives.  Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate.  Participation by officers of the Company or its subsidiaries and any performance objectives relating to such officers must be approved by the Committee.  Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

1.3.                            Types of Incentives.  Incentives under the Plan may be granted in any one or a combination of the following forms: (a) Incentive Stock Options and non-statutory stock options (Section 4); (b) stock appreciation rights (“SARs”) (Section 5); (c) stock awards, restricted stock awards and restricted stock unit awards (Section 6); (d) performance awards (Section 7); and (e) other forms of Incentives valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (with the Board having sole and complete authority to determine the persons to whom and the time or times at which such other forms of Incentives will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted and all other terms and conditions of such other Incentives.  Subject to the specific limitations provided in this Plan, payment of Incentives may also be in the form of cash, Common Stock or combinations thereof as the Board shall determine, and with such other restrictions as it may impose.

2.                                      Administration.

2.1.                            Administration by the Board.  The Plan shall be administered by the board of directors of the Company (the “Board”).  The Board may delegate administration of the Plan to a stock option or compensation committee of the Board to whom authority has been delegated by the Board, in accordance with Section 2.3 (a “Committee”).

2.2.                            Powers of Board.  The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(a)                                 To determine: (i) who will be granted Incentives; (ii) when and how each Incentive will be granted; (iii) what type of Incentive will be granted; (iv) the provisions of each Incentive (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Incentive; (v) the number of shares of Common Stock subject to, or the cash value of, an Incentive; and (vi) the Fair Market Value applicable to an Incentive.

(b)                                 To construe and interpret the Plan and Incentives granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Incentives.  The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in an instrument evidencing the Incentive (an “Incentive Agreement”) between the Company and a person to whom an

Incentive is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Incentive (a “Participant”), in a manner and to the extent it will deem necessary or expedient to make the Plan or Incentive fully effective.

(c)                                  To settle all controversies regarding the Plan and Incentives granted under it.

(d)                                 To accelerate, in whole or in part, the time at which an Incentive may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(e)                                  To suspend or terminate the Plan at any time.  Except as otherwise provided in the Plan or an Incentive Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under his or her then-outstanding Incentive without his or her written consent except as provided in subsection (g) below.

(f)                                   To submit the Plan and any amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Internal Revenue Code of 1986, as amended (including the regulations promulgated thereunder, the “Code”) regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to “covered employees” (within the meaning of Section 162(m)(3) under the Code), (B) Section 422 of the Code regarding incentive stock options, or (C) Rule 16b-3 of the Securities Exchange Act of 1934 (including the regulations promulgated thereunder, the “Exchange Act”) (“Rule 16b-3”).

(g)                                  To approve forms of Incentive Agreements for use under the Plan and to amend the terms of any one or more Incentives, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Incentive Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Incentive will not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.  Notwithstanding the foregoing, (A) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (B) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Incentives without the affected Participant’s consent: (1) to maintain the qualified status of the Incentive as an Incentive Stock Option under Section 422 of the Code; (2) to change the terms of an Incentive Stock Option, if such change results in impairment of the Incentive solely because it impairs the qualified status of the Incentive as an Incentive Stock Option under Section 422 of the Code; (3) to clarify the manner of exemption from, or to bring the Incentive into compliance with, Section 409A; or (4) to comply with other applicable laws or securities exchange rule or listing requirements.

(h)                                 Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Incentives.

(i)                                     To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Incentive Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

2.3.                            Delegation to Committee.

(a)                                 General.  The Board may delegate some or all of the administration of the Plan to a Committee or Committees.  If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the

Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee).  Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable).  The Committee may, at any time, abolish the subcommittee and/or re-vest in the Committee any powers delegated to the subcommittee.  The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(b)                                 Section 162(m) and Rule 16b-3 Compliance.  The Committee shall consist of not less than two Directors.  During any time period in which the Company has a class of equity securities registered under Section 12 of the Exchange Act, each such Committee member or, if applicable, each member of a subcommittee to which power to administer the Company’s equity incentive plans and compensation under Section 162(m) under the Code, has been delegated, shall be an “outside director” within the meaning of Section 162(m) under the Code and a “non-employee director” within the meaning of Rule 16b-3.

2.4.                            Delegation to an Officer.  The Board may delegate to one or more Directors or officers of the Company (within the meaning of Section 16 of the Exchange Act, “Officers”), subject to such terms, conditions and limitation as the Board may establish in its discretion, the authority to grant Incentives; provided, however, that the Board shall not delegate such authority (i) with respect to grants of Incentives to be made to Officers or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) under the Code, applicable exchange rules or applicable corporate law.

2.5.                            Effect of Board’s Decision.  All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

2.6.                            Cancellation and Re-Grant of Incentives.  Except in connection with a Capitalization Adjustment, neither the Board nor any Committee will have the authority to: (a) reduce the exercise, purchase or strike price of any outstanding Options or SAR under the Plan; or (b) cancel any outstanding Options or SARs that have an exercise price or strike price greater than the current Fair Market Value of the Common Stock in exchange for cash or other Incentives (other than Options with an exercise price greater than or equal to the exercise price of the Options being exchanged) under the Plan, unless the shareholders of the Company have approved such an action within 12 months prior to such an event.

3.                                      Shares Subject to the Plan.

3.1.                            Number of Shares.  Subject to adjustment in connection with a Capitalization Adjustment, the number of shares of Common Stock which may be issued under the Plan shall not exceed 350,000 shares of Common Stock.  Shares of Common Stock that are issued under the Plan or are subject to outstanding Incentives will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.  For purposes of clarification, the award of any Incentives payable only in cash will not reduce the number of shares of Common Stock remaining and available to be issued under the Plan.  Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

3.2.                            Share Counting.

(a)                                 To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to Section 5.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option.

(b)                                 In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares shall be added back to the Plan share reserve and shall be available again for issuance pursuant to Incentives granted under the Plan.

(c)                                  To the extent that the full number of shares subject to a performance share award or other performance based-stock award (other than a stock option or SAR) is not issued by reason of failure to achieve maximum performance goals, the number of shares not issued shall be added back to the Plan share reserve and shall be available again for issuance pursuant to Incentives granted under the Plan.

(d)                                 In the event that shares of Common Stock are issued as performance shares, restricted stock or pursuant to another stock award and thereafter are forfeited or reacquired by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased shall be added back to the Plan share reserve and shall be available again for issuance pursuant to Incentives granted under the Plan.

(e)                                  Shares withheld or deducted from an Incentive in satisfaction of tax withholding obligations on an Incentive or as consideration for the exercise or purchase price of an Incentive shall not be added back to the Plan share reserve and shall not again become available for issuance under the Plan.

3.3.                            Section 162(m) Limitations.  Subject to Section 9.1 relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, the following limitations shall apply:

(a)                                 A maximum of 150,000 shares of Common Stock subject to stock options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date any such Incentive is granted may be granted to any Participant during any calendar year.  Notwithstanding the foregoing, if any additional Options, SARs or Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award are granted to any Participant during any calendar year, compensation attributable to the exercise of such additional Incentive will not satisfy the requirements to be considered “qualified performance-based compensation” under Section 162(m) of the Code unless such additional Incentive is approved by the Company’s shareholders.

(b)                                 A maximum of 75,000 performance shares may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(c)                                  A maximum of $250,000 may be granted as performance cash awards to any one Participant during any one calendar year.

3.4.                            Limitation on Awards Granted to Non-Employee Directors.  No Director who is not also an Employee may be granted any Incentive or Incentives denominated in shares that exceed in the aggregate $100,000 in value (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year.  The foregoing limit shall not apply to any Incentive made pursuant to any election by the Directors to receive an Incentive in lieu of all or a portion of annual and committee retainers and meeting fees.

3.5.                            Source of Shares.  The stock issuable under the Plan will be shares of authorized but unissued Common Stock.

4.                                      Stock Options.  A stock option is a right to purchase shares of Common Stock from the Company.  Each stock option granted under this Plan shall be subject to the following terms and conditions:

4.1.                            Price.  The option price per share shall be determined by the Board, subject to adjustment under Section 9.1; provided that the option price shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

4.2.                            Number.  The number of shares of Common Stock subject to the option shall be determined by the Board, subject to adjustment in connection with a Capitalization Adjustment.  The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

4.3.                            Duration and Time for Exercise.  Subject to earlier termination as provided in Section 10.2, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant.  Each stock option shall become exercisable at such time or times during its term as shall be determined by the Board at the time of grant.

4.4.                            Manner of Exercise.  A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares.  The option price shall be payable (a) in United States dollars upon exercise of the option and may be paid by cash, uncertified or certified check or bank draft; (b) at the discretion of the Board, by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; (c) at the discretion of the Committee, by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the exercise price and/or any related withholding tax obligations, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Board, or (d) in any other form of legal consideration that may be acceptable to the Board or is specified in the applicable Incentive Agreement.  Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a shareholder.

4.5.                            Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of Incentive Stock Options:

(a)                                 To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000) (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as non-statutory stock options, notwithstanding any contrary provision of the applicable Incentive Agreement(s).

(b)                                 Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Board shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

(c)                                  All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by Board of Directors or the date this Plan was approved by the shareholders.

(d)                                 Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

(e)                                  The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

(f)                                   If Incentive Stock Options are granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation, (i) the option price for such Incentive Stock Options shall be not less than 110% of the Fair Market Value of the Common Stock subject to the option on the date of grant and (ii) such Incentive Stock Options shall expire no later than five years after the date of grant.

5.                                      Stock Appreciation Rights.  A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 5.4.  A SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Board (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option.  Each SAR under this Plan shall be subject to the following terms and conditions:

5.1.                            Number.  Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Board, subject to adjustment in connection with a Capitalization Adjustment.  In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

5.2.                            Duration.  Subject to earlier termination as provided in Section 10.2, the term of each SAR shall be determined by the Board but shall not exceed ten years and one day from the date of grant.  Unless otherwise provided by the Board, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable.

5.3.                            Exercise.  A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise.  Upon receipt of such written notice, the Company shall, within 90 days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 5.4.

5.4.                            Payment.  Subject to the right of the Board to deliver cash in lieu of shares of Common Stock (which, as it pertains to Officers and Directors, shall comply with all requirements of the Exchange Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

(a)                                 the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Board at the time of grant, subject to adjustment under Section 9.1); by

(b)                                 the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Board may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable.  No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

6.                                      Stock Awards, Restricted Stock and Restricted Stock Units.  A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company.  Restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant.  Restricted stock units evidence the right to receive shares of Common Stock at a future date.  The transfer of Common Stock pursuant to stock awards and the issuance, transfer and sale of restricted stock and shares subject to restricted stock units shall be subject to the following terms and conditions:

6.1.                            Number of Shares.  The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock, or the number of shares that may be issued pursuant to a restricted stock unit award, shall be determined by the Board.

6.2.                            Sale Price.  The Board shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among Participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

6.3.                            Restrictions.  All shares of restricted stock transferred or sold hereunder, and all restricted stock units granted hereunder, shall be subject to such restrictions as the Board may determine, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Board may deem appropriate, including, without limitation any or all of the following:

(a)                                 a prohibition against either the sale, transfer, pledge or other encumbrance of the shares of restricted stock, or the delivery of shares pursuant to restricted stock units, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

(b)                                 a requirement that the holder of shares of restricted stock or restricted stock units forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, any right to all or a part of such shares or units in the event of termination of his or her employment or consulting engagement during any period in which such shares or units are subject to restrictions; and

(c)                                  such other conditions or restrictions as the Board may deem advisable.

6.4.                            Agreement and Deposit.  In order to enforce the restrictions imposed by the Board pursuant to Section 6.3, the Participant receiving restricted stock or restricted stock units, as applicable, shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant.  Shares of restricted stock shall be registered in the name of the Participant and deposited, together with a stock power endorsed in blank, with the Company.  Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 2017 Stock Incentive Plan of Nortech Systems Incorporated (the “Company”), and an agreement entered into between the registered owner and the Company.  A copy of the Plan and the agreement is on file in the office of the Company.

6.5.                            Issuance and Delivery of Shares.  Subject to Section 10.6, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant’s legal representative, beneficiary or heir.  In the case of restricted stock units, no shares shall be issued at the time such restricted stock units are granted.  Subject to Section 10.6, upon the lapse or waiver of restrictions applicable to restricted stock units, or at a later time specified in the agreement governing the grant of restricted stock units, any shares derived from the restricted stock units shall be issued and delivered to the holder of the restricted stock units.

6.6.                            Shareholder.  Subject to the terms and conditions of the Plan, each Participant receiving restricted stock shall have all the rights of a shareholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares.

6.7.                            Dividends and Dividend Equivalents. Dividends shall be payable in cash or property other than Common Stock with respect to shares of restricted stock and shall be payable quarterly during the applicable restricted period for all restricted stock awards and performance awards granted hereunder, or at the end of the restricted period, or otherwise as provided in the Incentive Agreement. Dividends shall also be payable in the form of Dividend Equivalents if provided for in the Incentive Agreement.  Dividend Equivalents, if any, shall be payable quarterly during the applicable restricted period for all restricted stock unit awards and performance awards granted, or at the end of the restricted period, or otherwise as provided in the Incentive Agreement; provided, that Dividend Equivalents shall be payable at a time that satisfies the requirements of (or an exemption from) Section 409A of the Code.  Dividend Equivalents shall otherwise be considered a part of the award of restricted stock, restricted stock units, and performance awards.  Any holder of restricted stock units shall not be, and shall not have rights and privileges of, a shareholder with respect to any shares that may be derived from the restricted stock units unless and until such shares have been issued.

7.                                      Performance Awards.

7.1.                            Performance Shares.  A performance share is an Incentive (covering a number of shares not in excess of that set forth in Section 3.4 above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals.  The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion, within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m).  The grant of performance shares to a Participant shall not create any rights in such Participant as a shareholder of the Company, until the payment of shares of Common Stock with respect to an Incentive.  No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.  In addition, to the extent permitted by applicable law and the applicable Incentive Agreement, the Board may determine that cash may be used in payment of performance shares.

7.2.                            Performance Cash Awards.  A performance cash award is a cash award (for a dollar value not in excess of that set forth in Section 3.4 above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals.  At the time of grant of a performance cash award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee (or, if not required for compliance with Section 162(m) of the Code, the Board), in its sole discretion.  The Board may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a Participant to have the option for his or her performance cash award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

7.3.                            Board Discretion.  The Board retains the discretion to at any time reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

7.4.                            Section 162(m) Compliance.  Unless otherwise permitted in compliance with the requirements of Section 162(m) of the Code with respect to an Incentive intended to qualify as “performance-based compensation” thereunder, the Committee will establish the Performance Goals applicable to, and the formula for calculating the amount payable under, the Incentive no later than the earlier of (A) the date 90 days after the commencement of the applicable Performance Period, and (B) the date on which 25% of the Performance Period has elapsed, and in any event at a time when the achievement of the applicable Performance Goals remains substantially uncertain.  Prior to the payment of any compensation under an Incentive intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Committee will certify the extent to which any Performance Goals and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).  Notwithstanding satisfaction of any completion of any Performance Goals, options, cash or other benefits granted, issued, retainable and/or vested under an Incentive on account of satisfaction of such Performance Goals may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, will determine.

8.                                      Covenants of the Company.

8.1.                            Availability of Shares.  The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Incentives.

8.2.                            Securities Law Compliance.  The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Incentives and to issue and sell shares of Common Stock upon exercise of the Incentives; provided, however, that this undertaking will not require the Company to register under the Securities Act of 1933 (including the regulations promulgated thereunder, the “Securities Act”) the Plan, any Incentive or any Common Stock issued or issuable pursuant to any such Incentive.  If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Incentives unless and until such authority is obtained.  A Participant will not be eligible for the grant of an Incentive or the subsequent issuance of cash or Common Stock pursuant to the Incentive if such grant or issuance would be in violation of any applicable securities law.

8.3.                            No Obligation to Notify or Minimize Taxes.  The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising any Incentive.  Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Incentive or a possible period in which the Incentive may not be exercised.  The Company has no duty or obligation to minimize the tax consequences of an Incentive to the holder of such Incentive.

9.                                      Adjustments upon Changes in Common Stock; Other Corporate Events.

9.1.                            Capitalization Adjustments.  In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3.1 and the shares of Common Stock issuable pursuant to any Incentive, the exercise price of any stock option or SAR, the performance goals for any Incentive, and other provisions of this Plan and outstanding Incentives, in order to reflect the change in the Common Stock and to provide Plan participants with the same relative rights before and after such adjustment.  The Board will make such adjustments, and its determination will be final, binding and conclusive.

9.2.                            Dissolution or Liquidation.  Except as otherwise provided in the Incentive Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Incentives (other than Incentives consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company; provided, however, that the Board may, in its sole discretion, cause some or all Incentives to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Incentives have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

9.3.                            Corporate Transaction.  In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Incentives, contingent upon the closing or consummation of the Corporate Transaction:

(a)                                 arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Incentive or to substitute a similar stock award for the Incentive (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Corporate Transaction);

(b)                                 arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Incentives to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(c)                                  accelerate the vesting, in whole or in part, of the Incentive (and, if applicable, the time at which the Incentive may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Incentive terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;

(d)                                 arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Incentive;

(e)                                  cancel or arrange for the cancellation of the Incentive, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(f)                                   make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Incentive immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise.  For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price.  Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Company’s Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

The Board need not take the same action or actions with respect to all Incentives or portions thereof or with respect to all Participants.  The Board may take different actions with respect to the vested and unvested portions of an Incentive prior to the earlier of (i) the effective time of the Corporate Transaction and (ii) the effectiveness of such action(s) with respect to the Incentives.

9.4.                            Change of Control.  In the event of a Change of Control (as defined in Section 11.3), unless otherwise provided in the Incentive Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Incentive, the Board or a comparable committee of any corporation assuming the obligations of the Company hereunder may, but shall not be obligated to, elect in its discretion to declare that the restriction period of all restricted stock and restricted stock units has been eliminated, that all outstanding stock options and SARs shall accelerate and become exercisable in full but that all outstanding Stock Options and SARs, whether or not exercisable prior to such acceleration, must be exercised within the period of time set forth in a notice to Participant or they will terminate, and that all performance shares granted to Participants are deemed earned at 100% of target levels and shall be paid.  In connection with any declaration pursuant to this Section 9.4, the Board may, but shall not be obligated to, cause a cash payment to be made to each Plan participant who holds a stock option or SAR that is terminated in an amount equal to the product obtained by multiplying (x) the amount (if any) by which the Transaction Proceeds Per Share (as defined in Section 11.15) exceeds the exercise price per share covered by such stock option times (y) the number of shares of Common Stock covered by such stock option or SAR.

The Board may restrict the rights of Plan participants or the applicability of this Section 9.4 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Code or any other applicable law or regulation.  The grant of an Incentive pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

10.                               General.

10.1.                     Effective Date.  The Plan will become effective upon the date of approval by the Board of Directors (the “Effective Date”), subject to shareholder approval.

10.2.                     Duration.

(a)                                 The Board may suspend or terminate the Plan at any time.  No Incentive Stock Option will be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board, or (ii) the date the Plan is approved by the shareholders of the Company.  No Incentives may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)                                 Suspension or termination of the Plan will not impair rights and obligations under any Incentive granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

10.3.                     Corporate Action Constituting Grant of Incentives.  Corporate action constituting a grant by the Company of an Incentive to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the Incentive Agreement, instrument, certificate, or letter evidencing the Incentive is communicated to, or actually received or accepted by, the Participant.  In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Incentive Agreement as a result of a clerical error in the Incentive Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Incentive Agreement.

10.4.                     Non-transferability of Incentives.  No stock option, SAR, restricted stock, restricted stock unit or performance award may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder’s death, by will or the laws of descent and distribution to the limited extent provided in the Plan or the Incentive, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant.  Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to Employee’s spouse, children, grandchildren or parents (collectively, the “Family Members”), to trusts for the benefit of Family Members, to partnerships or limited liability companies in which Family Members are the only partners or shareholders, or to entities exempt from federal income taxation pursuant to Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.  During a participant’s lifetime, a stock option may be exercised only by him or her, by his or her guardian or legal representative or by the transferees permitted by the preceding sentence.

10.5.                     Effect of Termination or Death.  In the event that a Participant ceases to be an Employee, Director, or Consultant for any reason, including death or disability, any Incentives may be exercised (or payments or shares may be delivered thereunder) or shall expire at such times as may be determined by the Board and, if applicable, set forth in the Incentive Agreement.

10.6.                     Investment Assurances; Additional Condition.  Notwithstanding anything in this Plan to the contrary, the Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Incentive, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Incentive; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Incentive for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Incentive has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.  If at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

10.7.                     Incentive Plans and Agreements.  Except in the case of stock awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Board.  The Board may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

10.8.                     Withholding.  Unless prohibited by the terms of an Incentive Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Incentive by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii)  withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Incentive; provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Incentive as a liability for financial accounting purposes); (iii) withholding cash from an Incentive settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Incentive Agreement.  If a Participant desires and the Board permits, the Participant may satisfy its obligation to pay to the Company the amount required to be withheld by electing (the “Election”) to have the Company withhold from the distribution shares of Common Stock having a value up to the maximum amount of withholding taxes required to be collected on the transaction.  The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (“Tax Date”).  Each Election must be made prior to the Tax Date.  The Board may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive.  An Election is irrevocable.

10.9.                     No Continued Employment, Engagement or Right to Corporate Assets.  Nothing in the Plan, any Incentive Agreement or any other instrument executed thereunder or in connection with any Incentive granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Incentive was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.  Nothing contained in the Plan shall be construed as giving an Employee, a consultant, such persons’ beneficiaries or any other person any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

10.10.              Change in Time Commitment.  In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-

time Employee to a part-time Employee) after the date of grant of any Incentive to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Incentive that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award.  In the event of any such reduction, the Participant will have no right with respect to any portion of the Incentive that is so reduced or extended.

10.11.              Electronic Delivery.  Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

10.12.              Deferral Permitted.  To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Incentive may be deferred and may establish programs and procedures for deferral elections to be made by Participants.  Deferrals by Participants will be made in accordance with Section 409A.

10.13.              Amendment of the Plan.  The Board may amend, modify, suspend, discontinue or terminate the Plan or any portion of the Plan at any time as it deems necessary or advisable; provided, however, any amendment or modification that (a) increases the total number of shares available for issuance pursuant to Incentives granted under the Plan (except as contemplated by the provisions of Section 9.1 relating to Capitalization Adjustments), (b) deletes or limits the provisions of Section 2.6 (Cancellation and Re-Grant of Incentives), or (c)  requires the approval of the Company’s shareholders pursuant to any applicable law, regulation or securities exchange rule or listing requirement, shall be subject to approval by the Company’s shareholders.  Except as provided in the Plan (including Section 2.2(g)) or an Incentive Agreement, no amendment, modification, suspension, discontinuance or termination of the Plan shall impair a Participant’s rights under an outstanding Incentive without his or her written consent, provided that such consent shall not be required with respect to any Plan amendment, modification or other such action if the Board determines in its sole discretion that such amendment, modification or other such action is not reasonably likely to significantly reduce or diminish the benefits provided to the Participant under such Incentive.

10.14.              Code Section 409A Provisions.  Unless otherwise expressly provided for in an Incentive Agreement, the Plan and Incentive Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Incentives granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code.  If the Board determines that any Incentive granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Incentive Agreement evidencing such Incentive will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code and to the extent an Incentive Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Incentive Agreement.  Notwithstanding anything to the contrary in this Plan (and unless the Incentive Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Incentive that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

10.15.              Clawback/Recovery.  All Incentives granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.  In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Incentive Agreement as the Board determines necessary or appropriate.  No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.

10.16.              Retirement. In the event of a Participant’s Retirement (as defined below), unless otherwise provided in the Incentive Agreement, (1) all outstanding restricted stock awards, stock options, SARs and restricted stock units previously granted to the Participant will become 100% vested, and (2) the Participant shall be entitled to exercise any outstanding stock options and SARs for the remainder of the original term of the stock option or SAR. For purposes of this Plan, unless otherwise provided in Incentive Agreement, “Retirement” means the termination of employment with the Company or an Affiliate at any time after (a) the Participant has attained the age of 65 years or (b) the officer’s years of service plus attained age equals or exceeds the sum of 80.

11.                               Additional Definitions.

11.1.                     Affiliate.  “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405.  The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

11.2.                     Capitalization Adjustment.  A “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Incentive after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, stock split, reverse stock split, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto).  Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

11.3.                     Change of Control.  A “Change of Control” means (a) (1) any person or group other than the group consisting of Curtis Squire, Inc. and members of the Kunin family (together, the “Kunin Group”) is at any time the beneficial owner of thirty percent (30%) or more of the equity securities of the Company entitled to vote for the election of directors (the “Voting Securities”), and (2) such other person or group then owns a greater percentage of the Voting Securities than the Kunin Group; (b) a majority of the members of the board of directors of the Company is replaced within a period of less than two (2) years by directors not nominated and approved by the board of directors; or (c) the sale or disposition of all or substantially all of the Company’s assets (including a plan of liquidation) or a merger or consolidation of the Company with or into another corporation except for a merger whereby the shareholders of the Company prior to the merger own more than fifty percent (50%) of the equity securities entitled to vote for the election of directors of the surviving corporation immediately following the transaction.

11.4.                     Corporate Transaction.  “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(a)                                 a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(b)                                 a sale or other disposition of at least 90% of the outstanding securities of the Company;

(c)                                  a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(d)                                 a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

To the extent required for compliance with Section 409A of the Code, in no event will an event be deemed a Corporate Transaction if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

11.5.                     Director.  “Director” means a member of the Board.

11.6.                     Dividend Equivalents.  “Dividend Equivalents” means the right to receive cash payments with respect to restricted stock awards, restricted stock unit awards, and performance awards in amounts equal to any regular, quarterly cash dividends paid on the equivalent number of shares of Common Stock, if and when such dividends are paid or distributed (or at such other time as may be permitted or required under Section 6.6.

11.7.                     Consultant.  “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services.  However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan.  Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act of 1933 is available to register either the offer or the sale of the Company’s securities to such person.

11.8.                     Effective Date.  “Effective Date” means the effective date of this Plan document, which is the date on which this Plan is approved by the Company’s Board.

11.9.                     Employee.  “Employee” means any person employed by the Company or an Affiliate.  However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

11.10.              Fair Market Value.  “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(a)                                 If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be (i) the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable, or (ii) such other method of determining the fair market value of a share of Common Stock that complies with the requirements of Section 409A of the Code.

(b)                                 Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(c)                                  In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

11.11.              Incentive Stock Option.  “Incentive Stock Option” means a stock option that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

11.12.              Performance Criteria.  “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period.  The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) total shareholder return; (v) return on equity or average shareholder’s equity; (vi) return on assets, investment, or capital employed; (vii) stock price; (viii) margin (including gross margin); (ix) income (before or after taxes); (x) operating income;

(xi) operating income after taxes; (xii) pre-tax profit; (xiii) operating cash flow; (xiv) sales or revenue targets; (xv) increases in revenue or product revenue; (xvi) expenses and cost reduction goals; (xvii) improvement in or attainment of working capital levels; (xviii) economic value added (or an equivalent metric); (xix) market share; (xx) cash flow; (xxi) cash flow per share; (xxii) share price performance; (xxiii) debt reduction; (xxiv) implementation or completion of projects or processes; (xxv) customer satisfaction; (xxvi) shareholders’ equity; (xxvii) capital expenditures; (xxviii) debt levels; (xxix) operating profit or net operating profit; (xxx) workforce diversity; (xxxi) growth of net income or operating income; (xxxii) billings; and (xxxiii) to the extent that an Incentive is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

11.13.              Performance Goals.  “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria.  Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.

11.14.              Performance Period.  “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of an Incentive.  Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

11.15.              Transaction Proceeds Per Share.  “Transaction Proceeds Per Share” in connection with a Change of Control shall mean the cash plus the Fair Market Value of the non-cash consideration to be received per share by the shareholders of the Company upon the occurrence of the transaction.

Approved by the Board on March 8, 2017.

Approved by the shareholders of the Company on               .

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 03, 2017 NORTECH SYSTEMS INCORPORATED You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. NORTECH SYSTEMS INCORPORATED 7550 Meridian Circle North - SUITE 150 MAPLE GROVE, MN 55369 0000320950_1 R1.0.1.15 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: March 08, 2017 Date: May 03, 2017Time: 3:00 PM CDT Location: Nortech Systems Incorporated 7550 Meridian Circle N., Suite 150 Maple Grove, Minnesota 55369

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Have the information that is printed in the box marked by the arrow (located on the by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow available and follow the instructions. 0000320950_2 R1.0.1.15 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. 1. Annual Report2. Notice & Proxy Statement How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR ALL the following: 1. To elect eight members of the Board of Directors to serve for a one-year term and until their successors are elected and qualify. Nominees 01 Kathleen P. Iverson 06 William V. Murray 02 Michael J. Kennedy 07 Richard W. Perkins 03 David B. Kunin 08 Richard G. Wasielewski 04 Kenneth D. Larson 05 Ryan P. McManus The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2. To approve, on an advisory basis, the compensation of the Company's named executive officers (referred to as the "Say-on-Pay" proposal). 3. To approve the Company's 2017 Stock Incentive Plan. 4. To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for fiscal 2017. NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. 0000320950_3 R1.0.1.15 Voting items

0000320950_4 R1.0.1.15

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. NORTECH SYSTEMS INCORPORATED 7550 Meridian Circle North - SUITE 150 MAPLE GROVE, MN 55369 Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR ALL the following: nominee(s) on the line below. 0 0 0 1. To elect eight members of the Board of Directors to serve for a one-year term and until their successors are elected and qualify. Nominees 01 Kathleen P. Iverson 06 William V. Murray 02 Michael J. Kennedy 07 Richard W. Perkins 03 David B. Kunin 08 Richard G. Wasielewski 04 Kenneth D. Larson 05 Ryan P. McManus The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For 0 0 0 Against 0 0 0 Abstain 0 0 0 2. To approve, on an advisory basis, the compensation of the Company's named executive officers (referred to as the "Say-on-Pay" proposal). To approve the Company's 2017 Stock Incentive Plan. 3. 4. To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of the Company for fiscal 2017. NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. Where stock is registered jointly in the names of two or more persons, ALL should sign. Signature(s) should correspond exactly with the name(s) as shown above. Please sign and date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000320951_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com NORTECH SYSTEMS INCORPORATED PROXY FOR ANNUAL MEETING OF SHAREHOLDERS May 3, 2017 NORTECH SYSTEMS INCORPORATED THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and will be voted as directed herein. If no direction is given, this proxy will be voted FOR each of the director nominees in Proposal 1 and FOR Proposals 2, 3 and 4. The undersigned hereby appoints Mary Dorn and Richard G. Wasielewski and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of the Common Stock of Nortech Systems Incorporated (the "Company") which the undersigned is entitled to vote on the proposals set forth herein at the Annual Meeting of Shareholders of the Company to be held at the Company’s office at 7550 Meridian Circle N., Suite 150, Maple Grove, Minnesota 55369, on May 3, 2017, at 3:00 p.m. and at any and all adjournments thereof. The undersigned hereby authorizes the proxies to vote in their discretion upon such other business as may properly come before the meeting. Continued, and TO BE COMPLETED AND SIGNED on reverse side 0000320951_2 R1.0.1.15